SUPPLEMENT TO THE SPARTAN(registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND
OCTOBER 23, 1997, PROSPECTUS
   The following information replaces similar information found in the "Expenses" section on page 4:
       ANNUAL FUND OPERATING EXPENSES    are paid out of the fund's
assets. The fund pays a management fee to FMR. FMR is responsible for the payment of all other fund expenses with certain limited exceptions. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 11).
   The following figures are based on historical expenses and are calculated as a percentage of average net assets.
Management fee                 0.50%

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.50%

       EXAMPLES:    Let's say, hypothetically, that the fund's annual
return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated, and if you leave your account open:
     Account open  Account closed

1 year    $ 5        $ 10

3 years   $ 16       $ 21

5 years   $ 28       $ 33

10 years  $ 63       $ 68

   These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
The following information replaces similar information found in the "Who May Want to Invest" section, in its entirety, on page 3:
The fund may be appropriate for investors in higher tax brackets who would like to earn federal and Arizona tax-exempt income at current municipal money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your investments.
The following information replaces similar information found in the "Charter" section on page 7:
SPARTAN ARIZONA MUNICIPAL MONEY MARKET IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991.
The following information replaces similar information found in the "Securities and Investment Practices" section on page 11:
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets the fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other money market funds. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
The following information replaces similar information found in the "Breakdown of Expenses" section on page 12:
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.